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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): AUGUST 6, 2004



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                                   1-13289                            76-0069030
(State or other jurisdiction                (Commission File Number)                 (I.R.S. Employer
      of incorporation)                                                             Identification No.)



                           5847 SAN FELIPE, SUITE 3300
                              HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits

         99.1 Press release issued by Pride International, Inc. dated August 6, 2004.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         On August 6, 2004, Pride issued a press release with respect to its 2004 second quarter earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

         The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRIDE INTERNATIONAL, INC.


                                         By:  /s/ Douglas G. Smith
                                            ------------------------------------
                                            Douglas G. Smith
                                            Vice President, Controller and
                                            Chief Accounting Officer



Date: August 6, 2004


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                                  EXHIBIT INDEX


 NO.          DESCRIPTION
----          -----------

99.1          Press release issued by Pride International, Inc. dated
              August 6, 2004.


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